EXHIBIT 10.25

                                 FIRST AMENDMENT
                                     TO THE

                               1992 INCENTIVE PLAN
                       NONSTATUTORY STOCK OPTION AGREEMENT

                                     BETWEEN

                      CORNERSTONE REALTY INCOME TRUST, INC.

                                       AND

                                MARTIN ZUCKERBROD

     FIRST AMENDMENT, dated as of January 29, 1998, to the 1992 Incentive Plan Nonstatutory Stock Option Agreement between Cornerstone Realty Income Trust, Inc. (the "Company") and [name], as amended and restated as of March 1, 1996 (the "Agreement").

     The Company maintains the Cornerstone Realty Income Trust, Inc. 1992 Incentive Plan, as amended and restated effective as of July 8, 1994 (the "Plan"). The Committee has the authority under Plan Section 13(a) to modify the terms of previously granted Incentive Awards and now wishes to do so.

     NOW THEREFORE, the Agreement is amended as follows:

     I. The first sentence of Section 2(c) of the Agreement is hereby deleted and replaced with the following: "Subject to the provisions of Section 3 below, each Option shall be fully exercisable immediately upon receipt and may be exercised while Participant is employed by the Employer or while Participant is a director of the Company and for up to three years following the date he ceases to be a director of the Company."


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     II. The first  sentence of Section 3(a) of the Agreement is hereby  deleted and replaced with the following: "In the event of termination of Participant's employment with the Employer for any reason other than death or Disability, and before the exercise in full of an Option, the Participant may exercise the Option at any time while Participant is a director of the Company and for up to three years following the date he ceases to be a director of the Company for the number of shares remaining subject to the Option."

     III. This Amendment shall be effective as of January 29, 1998.

     IV. In all respects not amended, the Agreement is hereby ratified and confirmed.

     To record the adoption of the Amendment as set forth above, the Company has caused this document to be signed on the 29th day of January, 1998.

                                           Cornerstone Realty Income Trust, Inc.

                                           By:    /s/ Stanley J. Olander, Jr.
                                              ----------------------------------
                                           Title:      Chief Financial Officer
                                                 -------------------------------

Agreed to and Accepted:

 /s/ Martin Zuckerbrod
----------------------
Martin Zuckerbrod, Participant


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